                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 1998


                    ADVANCED COMMUNICATIONS GROUP, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


       Delaware                   001-13875                76-0549396
   ---------------          ----------------------     ------------------
   (State or other          Commission File Number       (IRS Employer
   jurisdiction of                                     Identification No.)
    incorporation)


390 South Woods Mill Road, Suite 150, St. Louis, Missouri            63017
---------------------------------------------------------         ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code      (314) 205-8668
                                                   -------------------------


       ------------------------------------------------------------
       (Former name or former address, if changed since last report)



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Item 5. Other Events

        On July 9, 1998, Advanced Communications Group, Inc. (the "Company") mailed the following documents to shareholders of record as of the close of business on June 3, 1998:

        *  Report to Stockholders dated July 6, 1998 (the "Report");
        *  Notice of Annual Meeting dated July 9, 1998 (the "Notice");
        *  Proxy Statement dated July 9, 1998 (the "Proxy Statement"); and
        *  Form of Proxy for Annual Meeting of Stockholders (the "Form of
           Proxy").

        The Report, the Notice, the Proxy Statement and the Form of Proxy were prepared in connection with the Company's first Annual Meeting of Stockholders scheduled to be held on July 29, 1998 at the time and at the location set forth in the Notice, the Proxy Statement and the form of Proxy.

        The Report is filed as Exhibit 99 hereto and is incorporated into this
Item 5 by reference as fully and as completely as if set forth in its entirety in this Item 5. The Notice, the Proxy Statement and the Form of Proxy were filed with the Commission on July 9, 1998 on Schedule 14A.

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                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ADVANCED COMMUNICATIONS GROUP, INC.


                              By:    /s/ Richard P. Anthony
                                    ----------------------------------------
                              Name:  Richard P. Anthony
                                    ----------------------------------------
                              Title: Chairman of the Board, President and
                                    ----------------------------------------
                                     Chief Executive Officer
                                    ----------------------------------------

                              Date: July 9, 1998

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                                 EXHIBIT INDEX

These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------
1                  Omitted--inapplicable

2                  Omitted--inapplicable

4                  Omitted--inapplicable

16                 Omitted--inapplicable

17                 Omitted--inapplicable

20                 Omitted--inapplicable

23                 Omitted--inapplicable

24                 Omitted--inapplicable

27                 Omitted--inapplicable

99                 Report to Stockholders dated July 6, 1998
